                                                                    EXHIBIT 99.3



In re: Lason Services, Inc.                                   Case No.: 01-11489
                                                 Reporting Period: December 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


                                               CURRENT          CUMULATIVE
                                               -------          ----------
Cash - Beginning of the Month                     $5,946.91        $5,946.91
Receipts                               Operating
Total Receipts                               $17,152,122.14   $17,152,122.14
Disbursements
Total Disbursements                          $14,420,743.48   $14,420,743.48

Net Cash Flow                                 $2,731,378.66    $2,731,378.66

Cash - End of the Month                       $2,737,325.57    $2,737,325.57

In re:  Lason Services, Inc.                                    Case #: 01-11489
                                                Reporting Period:  December 2001



                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                                                     CUMULATIVE FILING TO
REVENUES                                                                               MONTH                 DATE
Gross Revenues
Non-Debtor Net Intercompany
Less:  Returns and Allowances
Net Revenue                                                                                     0                       0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                              0                       0
Gross Profits                                                                                   0                       0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                    0                       0
Depreciation/Depletion/Amortization                                                            97                      97
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                              (97)                    (97)
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                 (97)                    (97)
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                   0                       0
Income Taxes
NET PROFIT (LOSS)                                                                             (97)                    (97)

In re: Lason Services, Inc.                                   Case No.: 01-11489
                                                 Reporting Period: December 2001


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                    CURRENT REPORTING MONTH               DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                          2,737,325                      5,947
Restricted Cash and Cash Equivalents (see continuation sheet)                                                                --
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                       2,737,325                      5,947
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment                                                      26,158                     26,158
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                                 21,863                     21,767
TOTAL PROPERTY & EQUIPMENT                                                                     4,295                      4,390
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                            57,721,032                 62,442,487
TOTAL OTHER ASSETS                                                                        57,721,032                 62,442,487
TOTAL ASSETS                                                                              60,462,652                 62,452,824

                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH              DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                                                             3,829,669                   4,062,645
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*                                                                     15,385
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                            3,845,054                   4,062,645
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                   --                          --
TOTAL LIABILITIES                                                                         3,845,054                   4,062,645
OWNER EQUITY
Capital Stock                                                                                    10                          10
Additional Paid-In Capital                                                               29,696,003                  29,696,003
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                         26,921,682                  28,694,166
Retained Earnings - Postpetition                                                                (97)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                         56,617,598                  58,390,179
TOTAL LIABILITIES AND OWNERS' EQUITY                                                     60,462,652                  62,452,824

In re: Lason Services, Inc.                                   Case No.: 01-11489
                                                 Reporting Period: December 2001

                       BALANCE SHEET - CONTINUATION SHEET


                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                  ASSETS                                     CURRENT REPORTING MONTH              DATE
Other Current Assets









Other Assets

Investment in Lason Systems                                                               43,419,131                   43,419,131
Due to/from Lason Systems                                                                 14,301,901                   19,023,356





                                                                                          57,721,032                   62,442,487

                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                       LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.